SEPTEMBER 27, 2019

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD GLOBAL IMPACT FUND SUMMARY PROSPECTUS

DATED MARCH 1, 2019, AS SUPPLEMENTED THROUGH AUGUST 8, 2019

HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2019, AS SUPPLEMENTED THROUGH AUGUST 8, 2019

This Supplement contains new and additional information regarding Hartford Global Impact Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus. This supplement supersedes the supplement dated September 24, 2019.

(1)	Under the headings entitled “Management” in the above referenced Summary Prospectus and “Hartford Global Impact Fund Summary Section – Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
Tara C. Stilwell, CFA	Senior Managing Director and Equity Portfolio Manager	2019
Eric M. Rice, PhD*	Managing Director and Portfolio Manager	2017

*	Eric M. Rice, PhD has announced his plans to leave Wellington Management Company LLP. Accordingly, effective as of the close of business on October 3, 2019, Mr. Rice is no longer a portfolio manager.

(2)	Under the heading “The Investment Manager and Sub-Adviser – Portfolio Managers – Global Impact Fund” in the above referenced Statutory Prospectus, the information for Ms. Stilwell is added:

Tara C. Stilwell, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management, has been a portfolio manager for the Fund since 2019. Ms. Stilwell joined Wellington Management as an investment professional in 2008.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7504	September 2019